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As filed with the Securities and Exchange Commission on April 30, 2012      Registration Nos. 333-01073 and 811-07537

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X /
Pre-Effective Amendment No. ______	/ /
Post-Effective Amendment No. 24	/X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/
Amendment No. 27	/X /
(Check appropriate box or boxes)

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ROYCE CAPITAL FUND
(Exact name of Registrant as specified in charter)

745 Fifth Avenue, New York, New York 10151
(Address of principal executive offices)   (Zip Code)

(212) 508-4500
(Registrant's Telephone Number, including Area Code)

Charles M. Royce, President
The Royce Fund
745 Fifth Avenue, New York, New York 10151
 (Name and Address of Agent for Service)

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It is proposed that this filing will become effective (check appropriate box)
/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on May 1, 2012 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(i)
/ /	on (date) pursuant to paragraph (a)(i)
/ /	75 days after filing pursuant to paragraph (a)(ii)
/ /	on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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Total number of pages:

Index to Exhibits is located on page:

PROSPECTUS
Investment and Service Class Shares

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May 1, 2012
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Fund	Investment	Service

Royce Capital Fund—Micro-Cap Portfolio	RCMCX	RCMSX

Royce Capital Fund—Small-Cap Portfolio	RCPFX	RCSSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

www.roycefunds.com

Table of Contents

Royce Micro-Cap Portfolio	2
Royce Small-Cap Portfolio	5
Additional Information	8
Financial Highlights	9
Investing in Smaller Companies	11
Investing in Foreign Securities	12
Management of the Funds	14
General Shareholder Information	15

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The Investment and Service Classes of Royce Capital Fund offer their shares to life insurance companies that allocate the shares to separate accounts that they establish for the purpose of funding variable annuity contracts and variable life insurance contracts. A Fund may not be available in connection with a particular variable contract.

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Royce Capital Fund Prospectus 2012 | 1

Royce Micro-Cap Portfolio

Investment Goal Royce Micro-Cap Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees	1.25%	1.25%
Distribution (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.10%
Acquired fund fees and expenses	0.02%	0.02%

Total annual Fund operating expenses	1.34%	1.62%

Fee waivers and/or expense reimbursements	0.00%	(0.02)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.34%	1.60%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.58% through April 30, 2013.

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Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because they include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers
	and/or expense reimbursements for the Service Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10Years

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Investment	$136	$425	$734	$1,613

Service	$163	$509	$879	$1,920
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

2 | Royce Capital Fund Prospectus 2012

Royce Capital Fund—Micro-Cap Portfolio (continued)

Principal Investment Strategy
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Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies, a universe of more than 3,000 companies with market capitalizations up to $750 million. Using its value approach, Royce generally focuses on micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels.

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     Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 35% of its net assets in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that are headquartered in “developed countries,” the Fund may also invest up to 10% of its net assets in the securities of companies that are headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Micro-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of micro-cap securities are generally more volatile and their market is less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
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The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell Microcap Index, the Fund’s benchmark, and the Russell 2000 Index. The Service Class commenced operations on May 2, 2006. Performance information prior to this date is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to May 2, 2006 for that Class would have been lower.

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During the period shown in the bar chart, the highest return for a calendar quarter was 31.36% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -29.64% (quarter ended 12/31/08).

Royce Capital Fund Prospectus 2012 | 3

Royce Capital Fund—Micro-Cap Portfolio (concluded)

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ANNUALIZED TOTAL RETURNS (12/31/11)

	1 Year	5 Year	10 Year

Investment Class Return Before Taxes	-12.10%	1.27%	7.85%

Service Class Return Before Taxes	-12.26	1.05	7.73

Russell Microcap Index (Reflects no deductions for fees, expenses or taxes)	-9.27	-3.75	4.63

Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	-4.18	0.15	5.62

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     The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Jenifer L. Taylor, Portfolio Manager of Royce, manages the Fund, assisted by W. Whitney George and David A. Nadel. Ms. Taylor had co-managed the Fund since 2009 and became primary portfolio manager in 2010. Mr. Nadel has served as assistant portfolio manager since 2008. Mr. George, who previously managed the Fund (2002-2009) and co-managed the Fund (2009-2010), became assistant portfolio manager in 2010.

Additional Information For information on how to purchase and sell shares, tax information and information on financial intermediary compensation, please see page 8.

4 | Royce Capital Fund Prospectus 2012

Royce Small-Cap Portfolio

Investment Goal Royce Small-Cap Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Fund The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual Fund operating expenses	1.05%	1.30%
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EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the
	same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years

Investment	$107	$334	$579	$1,283

Service	$132	$412	$713	$1,568

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

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Royce Capital Fund Prospectus 2012 | 5

Royce Capital Fund—Small-Cap Portfolio

Principal Investment Strategy
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Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies, those with market capitalizations from $750 million to $2.5 billion. Using its value approach, Royce generally looks for companies that have excellent business strengths and/ or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.
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     Normally, the Fund invests at least 80% of its net assets in the equity securities of small-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Small-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

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     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger cap companies or other asset classes. In addition, as of December 31, 2011 the Fund held a limited number of portfolio securities (less than 100) and therefore may involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.
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     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
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The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Service Class commenced operations on May 2, 2006. Performance information prior to this date is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns prior to May 2, 2006 for that Class would have been lower.

During the period shown in the bar chart, the highest return for a calendar quarter was 22.60% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -24.29% (quarter ended 12/31/08).

ANNUALIZED TOTAL RETURNS (12/31/11)

	1 Year	5 Year	10 Year

Investment Class Return Before Taxes	-3.28%	2.35%	7.91%

Service Class
Return Before Taxes	-3.55	2.08	7.76

Russell 2000 Index
(Reflects no deductions for
fees, expenses or taxes)	-4.18	0.15	5.62

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6 | Royce Capital Fund Prospectus 2012

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     The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.
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Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Jay S. Kaplan, Principal and Portfolio Manager of Royce, manages the Fund. Mr. Kaplan has managed the Fund since 2003.
Additional Information
For information on how to purchase and sell shares, tax information and information on financial intermediary compensation, please see page 8.

Royce Capital Fund Prospectus 2012 | 7

Additional Information

How to Purchase and Sell Fund Shares
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Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. Investors may not purchase or redeem shares of the Funds directly, but only through the separate accounts of insurance companies. You should refer to the applicable Separate Account Prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds. No sales charge is imposed upon the purchase or redemption of shares of the Funds.
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Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 | Royce Capital Fund Prospectus 2012

Financial Highlights

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This table is intended to help you understand each Fund Class’s financial performance for the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Fund’s total returns presented below do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2011 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

ROYCE MICRO-CAP PORTFOLIO – INVESTMENT CLASS

Period Ended December 31,	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$12.18	$9.52	$6.03	$13.47	$14.40

Investment Operations
Net investment income (loss)	(0.03)	(0.01)	(0.01)	0.13	0.03

Net realized and unrealized gain (loss) on investments and foreign currency	(1.45)	2.87	3.50	(5.99)	0.53

Total from investment operations	(1.48)	2.86	3.49	(5.86)	0.56

Distributions
Distributions from net investment income	(0.29)	(0.20)	–	(0.30)	(0.22)

Distributions from net realized gain on investments and foreign currency	–	–	–	(1.28)	(1.27)

Total distributions	(0.29)	(0.20)	–	(1.58)	(1.49)

Net Asset Value, End of Period	$10.41	$12.18	$9.52	$6.03	$13.47

Total Return	(12.10)%	30.10%	57.88%	(43.27)%	3.98%

Net Assets, End of Period (in thousands)	$569,498	$676,654	$522,092	$328,059	$629,953

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.32%	1.32%	1.33%	1.32%	1.31%

Prior to fee waivers	1.32%	1.32%	1.33%	1.32%	1.31%

Net of fee waivers	1.32%	1.32%	1.33%	1.32%	1.31%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	(0.09)%	(0.13)%	1.05%	0.19%

Portfolio Turnover Rate	35%	35%	33%	51%	47%

ROYCE MICRO-CAP PORTFOLIO – SERVICE CLASS

Period Ended December 31,	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$12.13	$9.49	$6.02	$13.45	$14.39

Investment Operations
Net investment income (loss)	(0.11)	(0.08)	(0.03)	0.05	(0.06)

Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)	2.91	3.50	(5.92)	0.58

Total from investment operations	(1.50)	2.83	3.47	(5.87)	0.52

Distributions
Distributions from net investment income	(0.28)	(0.19)	–	(0.28)	(0.19)

Distributions from net realized gain on investments and foreign currency	–	–	–	(1.28)	(1.27)

Total distributions	(0.28)	(0.19)	–	(1.56)	(1.46)

Net Asset Value, End of Period	$10.35	$12.13	$9.49	$6.02	$13.45

Total Return	(12.26)%	29.90%	57.64%	(43.44)%	3.71%

Net Assets, End of Period (in thousands)	$26,096	$17,022	$6,907	$3,725	$3,515

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.60%	1.63%	1.73%	1.92%	2.11%

Prior to fee waivers	1.60%	1.63%	1.73%	1.92%	2.11%

Net of fee waivers	1.49%	1.40%	1.58%	1.58%	1.58%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46)%	(0.12)%	(0.36)%	0.70%	(0.06)%

Portfolio Turnover Rate	35%	35%	33%	51%	47%

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Royce Capital Fund Prospectus 2012 | 9

Financial Highlights

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This table is intended to help you understand each Fund Class’s financial performance for the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Fund’s total returns presented below do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2011 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

ROYCE SMALL-CAP PORTFOLIO – INVESTMENT CLASS

Period Ended December 31,	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$10.45	$8.68	$6.42	$9.96	$10.67

Investment Operations
Net investment income (loss)	0.01	0.04	0.01	0.00	0.07

Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	1.74	2.25	(2.72)	(0.30)

Total from investment operations	(0.34)	1.78	2.26	(2.72)	(0.23)

Distributions
Distributions from net investment income	(0.04)	(0.01)	–	(0.06)	(0.00)

Distributions from net realized gain on investments and foreign currency	–	–	–	(0.76)	(0.48)

Total distributions	(0.04)	(0.01)	–	(0.82)	(0.48)

Net Asset Value, End of Period	$10.07	$10.45	$8.68	$6.42	$9.96

Total Return	(3.28)%	20.52%	35.20%	(27.18)%	(2.14)%

Net Assets, End of Period (in thousands)	$651,243	$630,227	$467,401	$291,898	$345,747

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.05%	1.06%	1.07%	1.07%	1.09%

Prior to fee waivers	1.05%	1.06%	1.07%	1.07%	1.08%

Net of fee waivers	1.05%	1.06%	1.07%	1.07%	1.08%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	0.47%	0.20%	0.07%	0.60%

Portfolio Turnover Rate	36%	34%	46%	45%	64%

ROYCE SMALL-CAP PORTFOLIO – SERVICE CLASS

Period Ended December 31,	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$10.38	$8.64	$6.40	$9.94	$10.67

Investment Operations
Net investment income (loss)	(0.01)	0.03	(0.00)	(0.02)	0.03

Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)	1.72	2.24	(2.73)	(0.28)

Total from investment operations	(0.37)	1.75	2.24	(2.75)	(0.25)

Distributions
Distributions from net investment income	(0.03)	(0.01)	–	(0.03)	–

Distributions from net realized gain on investments and foreign currency	–	–	–	(0.76)	(0.48)

Total distributions	(0.03)	(0.01)	–	(0.79)	(0.48)

Net Asset Value, End of Period	$9.98	$10.38	$8.64	$6.40	$9.94

Total Return	(3.55)%	20.26%	35.00%	(27.50)%	(2.37)%

Net Assets, End of Period (in thousands)	$79,565	$41,505	$5,160	$1,438	$1,647

Ratio of Expenses to Average Net Assets
Prior to fee waivers and balance credits	1.30%	1.34%	1.62%	1.96%	2.09%

Prior to fee waivers	1.30%	1.34%	1.62%	1.96%	2.09%

Net of fee waivers	1.26%	1.30%	1.36%	1.36%	1.36%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02)%	0.36%	(0.04)%	(0.21)%	0.23%

Portfolio Turnover Rate	36%	34%	46%	45%	64%

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10 | Royce Capital Fund Prospectus 2012

Small-capitalization stocks or Small-caps are those issued by companies with market capitalizations up to $2.5 billion.

Investing in Smaller Companies	Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

Small-Cap and Micro-Cap Stocks

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Royce views the large and diverse universe of U.S. small-cap companies available for investment by the Funds as having two investment segments or tiers—small-cap and micro-cap. Royce defines the upper tier of the small-cap universe as those companies with market capitalizations between $750 million and $2.5 billion. We refer to the segment of companies with market capitalizations up to $750 million as micro-cap.
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    Small-cap and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.
    As a result, the purchase or sale of more than a limited number of shares of a small-cap or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small-cap and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.
    The U.S. micro-cap segment consists of more than 3,000 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.
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    The U.S. small-cap tier consists of more than 1,100 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-cap companies, holding proportionately larger positions in a relatively limited number of securities. The Funds may invest in other investment companies that invest in equity securities.

Royce Capital Fund Prospectus 2012 | 11

    The Funds may invest a portion of their respective net assets in foreign securities. The foreign smaller-company market consists of more than 33,000 companies headquartered in developed countries. For more information regarding investing in foreign securities, see below – “Investing in Foreign Securities.”
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Value Investing
Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.
    Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.
    Royce’s value approach strives to reduce some of the other risks of investing in small-cap and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Micro-Cap Portfolio.
    While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small-cap and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-7.
    Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments
Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Investing in Foreign Securities

Foreign Securities
Royce defines “foreign” as those equity securities of companies headquartered outside of the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities.

12 | Royce Capital Fund Prospectus 2012

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Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
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    The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries
The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Royce Capital Fund Prospectus 2012 | 13

Charles M. Royce and W. Whitney George

Royce invests in the equity

securities of smaller companies

that are trading significantly

below our assessment of

their current worth, with the

expectation that their market

prices should increase toward

this estimate, resulting in capital

appreciation for Fund investors.

Management of the Funds

Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period.
     Royce’s investment staff includes, among others: W. Whitney George, Co-Chief Investment Officer, Managing Director and Vice President, who serves as assistant portfolio manager for Royce Micro-Cap Portfolio, Jenifer L. Taylor, who serves as portfolio manager for Royce Micro-Cap Portfolio and Jay S. Kaplan, Principal, who serves as portfolio manager for Royce Small-Cap Portfolio. Mr. George has been a Portfolio Manager at Royce since 2000. He has been employed by Royce since 1991. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnais Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments.
      Royce’s investment staff also includes David A. Nadel, Director of International Research, who serves as assistant portfolio manager for Royce Micro-Cap Portfolio. Mr. Nadel joined Royce in 2006. Previously, he was a Senior Portfolio Manager at Neuberger Berman, Inc. (2004-2006) and a Senior Analyst at Pequot Capital Management, Inc. (2001-2003). Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager.
      The Funds’ Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

14  |   Royce Capital Fund Prospectus 2012

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows:
•    1.25% of the average net assets of Royce Micro-Cap Portfolio.
•    1.00% of the average net assets of Royce Small-Cap Portfolio.
     For a discussion of the basis of the Board of Trustees’ most recent approval of Royce Capital Fund’s investment advisory agreements, please see the Funds’ Semiannual Report to Shareholders.
     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. Royce Capital Fund has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees primarily to cover sales-related, shareholder servicing and account maintenance costs and to pay service and other fees to financial intermediaries that introduce investors to the Service Class of these Funds.
     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services – Midwest (“BFDS”) is the Funds’ transfer agent.

General Shareholder Information
(From Top to Bottom) Jenifer L. Taylor, Jay S. Kaplan and David A. Nadel

Royce Capital Fund provides insurance companies with information Monday through Friday, except holidays, from 9 a.m. to 5 p.m. Eastern time. For information, prices and literature, or to obtain information regarding the availability of Fund shares or how Fund shares are redeemed, call Royce Capital Fund at (800) 221-4268.

Purchasing and Redeeming Shares of the Funds
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Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. The Funds will not issue stock certificates; share activity will be recorded in book entry form only. Investors may not purchase or redeem shares of the Funds directly, but only through the separate accounts of insurance companies. You should refer to the applicable Separate Account Prospectus or your Plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Any sales charges for the variable contracts would be described in the relevant Separate Account Prospectuses.
     From time to time, Royce may pay amounts to insurance companies or other organizations that provide administrative services for the Funds or that provide services relating to the Funds to owners of variable contracts. Payment of such amounts by Royce, which are in addition to any distribution fees paid by RFS, will not increase the fees paid by the Funds or their shareholders.
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     These payments, sometimes referred to as “revenue-sharing payments,” to insurance companies or other organizations (each a “financial intermediary”) may be more or less than the payments received by these parties with respect to other mutual funds, and may influence the insurance companies or other organizations to make a Fund available over other mutual funds. You may ask your intermediary about these differing interests and how it is compensated for administering your Fund investment. Revenue-sharing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund.

Royce Capital Fund Prospectus 2012  |  15

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period and includes the reinvestment of distributions.
    For the year ended December 31, 2011, Royce made payments to insurance companies or other organizations out of its own resources in the amount of $3,461,152. More information about these arrangements can be found in the Fund’s Statement of Additional Information.

    If the Board of Trustees determines that it would not be in the best interest of a Fund’s remaining shareholders to make redemptions in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of selected portfolio securities.
    Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by Royce Capital Fund’s transfer agent or an authorized service agent or sub-agent. Payment for redeemed shares will generally be made within three business days following the date of request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency exists (as defined by the Securities and Exchange Commission) or as permitted by the Securities and Exchange Commission.
Customer Identification Program
 To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a Fund, Royce Capital Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Frequent Trading of Fund Shares
 Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.
    Royce Capital Fund’s Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).
    The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips.

16 | Royce Capital Fund Prospectus 2012

    The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.
    With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.
    Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share
 Net asset value per share (NAV) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by Royce Capital Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer- specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates

Royce Capital Fund Prospectus 2012 | 17

provided to the Funds by their custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
    The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy
A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Royce Capital Fund’s Statement of Additional Information on www.roycefunds.com. The Funds’ complete portfolio holdings are also available on the website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the end of the Funds’ first and third quarters and can be obtained at www.sec.gov.

Shareholder Communications
Owners of variable contracts will receive annual and semiannual reports, including the financial statements of the Funds that they have authorized for investment. Each report will also show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. Royce Capital Fund’s fiscal year ends December 31. These reports are available at the Fund’s website, www.roycefunds.com.

Dividends, Distributions and Taxes
The Fund pays dividends from any net investment income and makes any distributions from net realized capital gains each year in December. Unless you elect otherwise, dividends and distributions will be automatically reinvested in additional shares of the Fund.
     The Fund intends to comply with Section 817(h) of the Internal Revenue Code and the regulations thereunder with respect to the diversification requirements imposed on insurance company separate accounts. By meeting these and other requirements, the owners of the variable contracts should not be subject to tax on distributions received with respect to Fund shares. The tax treatment to a participating insurance company of distributions made to it will depend on the insurance company’s tax status.

18 | Royce Capital Fund Prospectus 2012

    Shares of the Fund may be purchased through variable contracts. As a result, it is anticipated that any net investment income dividends or capital gains distributions from the Fund will not be taxable to a holder of a variable contract if left to accumulate within the variable contract.
    The Fund will be managed without regard to tax ramifications.
    The tax status of your investment depends on the features of your variable contract. For further information, please refer to the prospectus or disclosure documents of your variable contract. Prospective investors are encouraged to consult their own tax advisors.
    The above discussion is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders.
    See the Statement of Additional Information for more information.

Royce Capital Fund Prospectus 2012 | 19

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20 | Royce Capital Fund Prospectus 2012

More information on Royce Capital Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about Royce Capital Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information: By mail: Royce Capital Fund, 745 Fifth Avenue, New York, NY 10151

By telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

 SEC File # 811-07537 RCF-PRO-0512


RCF-SAI-050112

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ROYCE CAPITAL FUND
STATEMENT OF ADDITIONAL INFORMATION

        ROYCE CAPITAL FUND (the "Trust"), a Delaware statutory trust organized in January 1996, is a diversified, open-end registered management investment company, which has two portfolios or series. Each series has distinct investment goals and/or strategies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The two series (each, a "Fund" and collectively, the "Funds"), the share classes they offer and their related ticker symbols are:

Fund	Class and Ticker Symbol
Royce Small-Cap Portfolio	Investment (RCPFX) and Service (RCSSX)
Royce Micro-Cap Portfolio	Investment (RCMCX) and Service (RCMSX)


        Shares of the Funds are offered to life insurance companies ("Insurance Companies") for allocation to certain separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts ("Variable Contracts").

        This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectus which is dated May 1, 2012. Please retain this document for future reference. The audited financial statements included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2011 (Accession #0000949377-12-000048) are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual Report, please call Investor Information at 1-800-221-4268 or contact your Insurance Company.


Investment Adviser
Royce & Associates, LLC ("Royce")

Transfer Agent	Custodian
Boston Financial Data Services, Inc.	State Street Bank and Trust Company

Distributor
Royce Fund Services, Inc. ("RFS")

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May 1, 2012


TABLE OF CONTENTS

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OTHER INVESTMENT STRATEGIES

        In addition to the principal investment strategies described in the Prospectus, each Fund may invest the balance of its assets as described below.

Royce Small-Cap Portfolio - in securities of companies with stock market capitalizations above $2.5 billion, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities.

Royce Micro-Cap Portfolio - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

        Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

        A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its assets;

5.	Underwrite the securities of other issuers;

6.	Invest in repurchase agreements which mature in more than seven days;

7.	Invest more than 10% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities);

8.	Invest, with respect to 75% of its assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

9.	Invest more than 25% of its assets in any one industry;

10.	Acquire more than 10% of the outstanding voting securities of any one issuer;

11.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

12.	Purchase or sell commodities or commodity contracts;

13.

Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

14.	Invest in companies for the purpose of exercising control of management; or

15.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts.

No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

2.	Invest more than 5% of its total assets in warrants, rights and options.

3.	Invest more than 10% of its net assets in securities of companies headquartered in developing countries.

4.	Invest more than 15% of its net assets in restricted securities.

Royce Small-Cap Portfolio may not, as a matter of operating policy:

1.	Invest more than 25% of its net assets in the securities of foreign issuers.

Royce Micro-Cap Portfolio may not, as a matter of operating policy:

1.	Invest more than 35% of its net assets in the securities of foreign issuers.

        For purposes of Fundamental Policy No. 13, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds' investment policies, to be loans.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

        No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

        A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

       Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

        The current view of the staff of the Securities and Exchange Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

        Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

        The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

        Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

        Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

        The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

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        Royce Small-Cap Portfolio and Royce Micro-Cap Portfolio may invest up to 25% and 35%, respectively, of their net assets in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

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        Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

        The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

        The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

        Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

        Each Fund does not expect to invest more than 10% of its net assets in the securities of companies that are headquartered in developing countries. Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in "Foreign Investments" are generally intensified for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

Repurchase Agreements

        In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

        The Funds may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Securities and Exchange Commission, each determined by Royce &  Associates, LLC to represent minimal credit risk, and having a term of seven days or less.

Securities of Other Investment Companies and Exchange-Traded Funds

        The Funds may each invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act. The Funds must acquire such securities in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). The Funds may also, to the full extent permitted by the 1940 Act, invest cash collateral received in connection with their securities lending activities in money market funds sponsored by their custodian bank.

        The Funds may purchase, sell and invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. From time to time the Funds may also purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

          The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

          If an ETF is an investment company, the limitations applicable to the Funds' ability to purchase securities issued by other investment companies will apply.

Warrants, Rights and Options

        The Funds may invest up to 5% of their assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

        The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's SmallCap 600 Stock Price Index, an unmanaged market-weighted index.

        Investing in warrants, rights and call options on a given security allow a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Illiquid and Restricted Securities

       The Funds may not invest more than 10% of their assets in illiquid securities and the Funds may not invest more than 15% of their net assets in restricted securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

        A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

State Insurance Restrictions

        The Funds are sold to Insurance Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, the Trust may make commitments for the Fund that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. If the Trust determines that such a commitment is no longer in the Fund's best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

*  *  *

        Royce believes that Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio are suitable for those investors who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

        The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

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Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Charles M. Royce* (72) 745 Fifth Avenue New York, NY 10151	Trustee and President	Since 1996	President, Chief Investment Officer, Co-Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC ("Royce"), investment adviser to the Trust, The Royce Fund ("TRF"), Royce Focus Trust, Inc. ("RFT"), Royce Micro-Cap Trust, Inc. ("RMT") and Royce Value Trust, Inc. ("RVT") (collectively, "The Royce Funds").	35	Director of Technology Investment Capital Corp.

Mark R. Fetting* (57) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001

President, Chief Executive Officer, Chairman and Director of Legg Mason, Inc. Mr. Fetting's prior business experience includes having served as a member of the Board of Managers of Royce; Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates; and Vice President, T. Rowe Price Group, Inc.

				49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	Legg Mason, Inc.

Patricia W. Chadwick (63) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	35	Wisconsin Energy Corp. and ING Mutual Funds

Richard M. Galkin (74) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1996	Private investor. Mr. Galkin's prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	35	None

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Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Stephen L. Isaacs (72) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1996	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs's prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	35	None

Arthur S. Mehlman (70) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004

Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

				49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	None

David L. Meister (72) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1996	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister's prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	35	None

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Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

G. Peter O'Brien (66) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001

Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

				49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	Director of Technology Investment Capital Corp.

John D. Diederich* (60) 745 Fifth Avenue New York, NY 10151	Vice President and Treasurer	Since 1996

Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. ("RFS"), having been employed by Royce since April 1993.

				N/A	None

Jack E. Fockler, Jr.* (53) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1996	Managing Director and Vice President of Royce; and Vice President of RFS, having been employed by Royce since October 1989.	N/A	None

W. Whitney George*(53) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1996	Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.	N/A	None

Daniel A. O'Byrne* (50) 745 Fifth Avenue New York, NY 10151	Vice President and Assistant Secretary	Since 1996	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None

John E. Denneen* (45) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	N/A	None

Lisa Curcio* (52) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 1, 2004	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	N/A	None

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__________________

 *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.
**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2011 and thereafter until their respective successors are duly elected and qualified. All of the Trust's trustees are also directors/trustees of RVT, RMT, RFT and TRF.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board of Trustees (the “Board”) believes has prepared them to be effective Trustees.

•

Charles M. Royce – In addition to his tenure as a Trustee of The Royce Funds, Mr. Royce serves as the President, Co-Chief Investment Officer and as a member of the Board of Managers of Royce, having been President of Royce since 1972. Mr. Royce has over 40 years of investment and business experience.

•

Mark R. Fetting – In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Fetting serves as the Chairman, President and Chief Executive Officer of Legg Mason, Inc. and has served as a member of the Board of Managers of Royce. Mr. Fetting has over 30 years of investment and business experience.

•

Patricia W. Chadwick – In addition to her tenure as a Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

•

Richard M. Galkin – In addition to his tenure as a Trustee of The Royce Funds, Mr. Galkin has served as the Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds’ independent registered public accountants and as co-Chairman of the Boards’ Nominating Committee. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

•

Stephen L. Isaacs – In addition to his tenure as a Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•

Arthur S. Mehlman – In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

•

David L. Meister – In addition to his tenure as a Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•

G. Peter O’Brien – In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Boards’ Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

        The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

        To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

        The 1940 Act requires that at least 40% of a Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Fund’s investment adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 75% of the Fund’s Trustees are Independent Trustees. The Board does not have a chairman, but the President, Mr. Royce, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Galkin, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

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        Information relating to each Trustee's share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2011 is set forth in the table below.

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	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in
Trustee	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	The Royce Funds

Charles M. Royce	None	None	Over $100,000
Mark R. Fetting	None	None	Over $100,000
Patricia W. Chadwick	None	None	Over $100,000
Richard M. Galkin	None	None	Over $100,000
Stephen L. Isaacs	None	None	Over $100,000

	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in
Trustee	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	The Royce Funds
Arthur S. Mehlman	None	None	Over $100,000
David L. Meister	None	None	Over $100,000
G. Peter O'Brien	None	None	Over $100,000

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        The Board of Trustees has an Audit Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission Regulations. During the year ended December 31, 2011, the Audit Committee held two meetings.

        The Board of Trustees has a Nominating Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Fund and recommending its nominees for consideration by the Fund's full Board of Trustees. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O'Brien serve as co-Chairman of the Nominating Committee.  While the Committee is solely responsible for the selection and nomination of the Fund's Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee's qualifications. The Nominating did not meet during the year ending December 31, 2011.

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        The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

Board’s Oversight Role in Management

        The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the six Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Vice President and Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

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        For the year ended December 31, 2011, the following trustees received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from The Royce Funds paid to Directors/Trustees	Total Compensation from Fund Complex*
Patricia W. Chadwick	$11,500	N/A	$176,000	$176,000
Richard M. Galkin	11,500	N/A	176,000	176,000
Stephen L. Isaacs	11,500	N/A	176,000	176,000
Arthur S. Mehlman	11,500	N/A	176,000	298,964
David L. Meister	11,500	N/A	176,000	176,000
Peter O'Brien	11,500	N/A	176,000	287,806

* Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2011 from the Fund Complex. The Fund Complex includes the 35 portfolios of The Royce Funds and the 16 portfolios of the Legg Mason Funds.

        Effective January 1, 2012, each of the non-interested Trustees receives a fee of $12,000 per year for serving on the Trust's Board of Trustees plus $600 for each meeting of the Board attended.

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Information Concerning Royce

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        On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds' investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management and related financial services through its subsidiaries. As of December 31, 2011, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $627 billion.

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PRINCIPAL HOLDERS OF SHARES

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        As of April 3, 2012, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of its Funds:

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Royce Small-Cap Portfolio
Investment Class

Ohio National Life Insurance	31,995,668	Record	65.49%
Company
FBO Benefit of its Separate Accts
P.O. Box 237
One Financial Way
Cincinnati, OH 45201-0237

Nationwide Life Insurance Company	3,623,188	Record	7.42%
NWPP
c/o IPO Portfolio Accounting
P.O Box 182029
Columbus, OH 43218-2029

New York Life Insurance and	2,766,326	Record	5.66%
Annuity Corp.
690 Canton St., Suite 100
Westwood, MA 02090-2324

Royce Small-Cap Portfolio
Service Class

Protective Life Insurance Co. VA	7,845,097	Record	87.69%
P.O. Box 2606
Birmingham, AL 35202-2606

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Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Royce Micro-Cap Portfolio
Investment Class

New York Life Insurance and	18,836,231	Record	35.31%
Annuity Corp.
690 Canton St., Suite 100
Westwood, MA 02090-2324

Ohio National Life Insurance	13,017,577	Record	24.40%
Company
The Benefit of its Separate Accts
P.O. Box 237
One Financial Way
Cincinnati, OH 45201-0237

IDS Life Insurance Company	8,693,458	Record	16.30%
222 Ameriprise Financial Ctr.
Minneapolis, MN 55440

Nationwide Insurance Company	4,188,321	Record	7.85%
NWVL14
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Micro-Cap Portfolio
Service Class

Protective Life Insurance Co. VA	1,358,107	Record	49.10%
P.O. Box 2606
Birmingham, AL 35202-2606

Great West Life Annuity Insur. Co.	1,104,426	Record	39.93%
Coli Vul 7 Series Account
8515 E. Orchard Rd., #2T2
Greenwood VLG, CO 80111-5002

Pacific Select Exec. Separate Acct.	174,338	Record	6.30%
Of Pacific Life Insurance Co.
700 Newport Center Dr.
Newport Beach, CA 92660-6307

        As of April 3, 2012, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and their respective classes.

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INVESTMENT ADVISORY SERVICES

Services Provided by Royce

        As compensation for its services under its Investment Advisory Agreement with the Trust, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund's Average Net Assets

Royce Small-Cap Portfolio	1.00%
Royce Micro-Cap Portfolio	1.25%

         Such fees are payable from the assets of the Fund involved and are allocated among each of their Classes of shares based on the relative net assets of each class.

        Under the Investment Advisory Agreement, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; and (iii) pays any additional expenses incurred by the Trust in connection with promoting the sale of its shares and expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

        The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses to existing shareholders, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions. Please see the section of this Statement of Additional Information entitled, “Administration Agreement” for more information.

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        For each of the three years ended December 31, 2009, 2010 and 2011 Royce received advisory fees from the Funds as follows:

Advisory Fees Received by Royce

Royce Small-Cap Portfolio
2009	$3,611,462
2010	5,474,000
2011	7,150,817

Royce Micro-Cap Portfolio
2009	5,052,293
2010	7,072,535
2011	8,429,059

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ADMINISTRATION AGREEMENT

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        Effective January 1, 2008, the Funds and Royce entered into an Administration Agreement. Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the Securities Exchange Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Funds’ Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2011 and December 31, 2010, Royce received $164,450 and $133,920, respectively, in reimbursements from series of Royce Capital Fund.

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PORTFOLIO MANAGERS

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The following table shows the dollar range of each Fund's shares owned beneficially and of record by each of the Fund's Portfolio Managers and Royce Micro-Cap Portfolio's Assistant Portfolio Manager ("Portfolio Managers"), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Information in the table is provided as of December 31, 2011, Royce Capital Fund's most recent fiscal year end.

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Portfolio Manager Investments in Each Fund

Name	Dollar Range of Fund Shares Beneficially Owned*	Total Ownership Interest in Fund Shares

Royce Capital Fund - Small-Cap Portfolio
Jay S. Kaplan (Portfolio Manager)	None	None

Royce Capital Fund - Micro-Cap Portfolio
Jenifer L. Taylor (Portfolio Manager)	None	None
W. Whitney George (Assistant Portfolio Manager)	None	None
David A. Nadel (Assistant Portfolio Manager)	None	None

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__________________ *Information in the chart is as of December 31, 2011.

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Description of Portfolio Manager Compensation Structure

        Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager's compensation with the exception of W. Whitney George), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager's compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager's experience and responsibilities.

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-

PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore, in part, based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. For all Portfolio Managers the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2011 there were 371 such funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Funds, is not subject to performance-related adjustment.

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Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager's total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce's net revenues.

-

BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager's overall compensation.

W. Whitney George, in addition to the above-described compensation, also receives variable compensation based on Royce's retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. George's compensation.

Other Portfolio Manager Accounts

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        The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Information in the chart is as of December 31, 2011 for those persons who were named Portfolio Managers in the Funds’ prospectus on that date, and as of March 31, 2012 for those who were not. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance-Based

W. Whitney George
	Registered investment companies	12	$16,235,339,323	1	$22,504,484

	Private pooled invest- ment vehicles	5	$1,059,235,000	1	$116,766,000

	Other accounts*	1	$30,934,057	-	-

Jay S. Kaplan
	Registered investment companies	5	$12,655,256,424	-	-

	Private pooled invest- ment vehicles	-	-	-	-

	Other accounts*	-	-	-	-

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Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance-Based

Jenifer Taylor
	Registered investment companies	3	$1,760,356,135	-	-

	Private pooled invest- ment vehicles	1	$7,584,000	-	-

	Other accounts*	-	-	-	-

David A. Nadel
	Registered investment companies	10	$3,298,360,825	2	$1,209,422,592

	Private pooled invest- ment vehicles	2	$12,351,000	-	-

	Other accounts*	-	-	-	-

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__________________________

   * Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds' Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

        The fact that a Portfolio Manager has day-to-day management responsibility for more than one Royce client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, "Portfolio Transactions" below.

As described above, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues generated by Royce. In addition, W. Whitney George receives variable compensation based on Royce's retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one Royce client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests). See "Code of Ethics and Related Matters" below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

        The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund's shares. RFS has its office at 745 Fifth Avenue, New York, New York 10151. It was organized in November 1982 and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

        As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of the Fund or share class involved, a monthly fee equal to .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of each Fund's respective Service Class average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions.

        Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers, insurance companies and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

        The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement, (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan.

        The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

        The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

        The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) by the vote of a majority of the entire Board of Trustees.

        While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

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        For the fiscal year ended December 31, 2011, RFS received distribution fees from the Funds as follows:

	Net Distribution Fees	Distribution Fees Waived
Royce Small Cap Portfolio (Service Class)	$130,479	$24,853
Royce Micro-Cap Portfolio (Service Class)	$31,588	$24,820

       For the fiscal year ended December 31, 2011, all of the amounts paid by the Funds under their Distribution Plans ($162,067) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to insurance companies and other financial intermediaries (ii) printing expenses and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during fiscal year ended December 31, 2011 that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company. No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

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        Under the Rules of Fair Practice of FINRA, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993, plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

        Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. RFS and/or Royce may make payments to financial intermediaries that introduce investors to the Funds and/or for such other recordkeeping and/or administrative services.

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        As noted above, Royce makes payments from its own resources for distribution and/or administrative services related to the Funds to certain financial intermediaries. As of December 31, 2011, the financial intermediaries that Royce anticipates will receive payments from Royce's own resources include:

Ameriprise Financial Advisers	Ohio National
Cigna Annuity Products	PHL Variable Insurance
Horace Mann	Prudential Financial
Jefferson National Life/Inviva	Security Benefit
Nationwide Investment Services	Standard Insurance Company
New York Life Annuity	Sun Life Assurance Company of Canada

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CUSTODIAN

        State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

        State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS”) is the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by BFDS at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust's independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

        Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

        In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

        Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

        Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

        In some cases Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

        Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio security transactions for the Funds or others.

        Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

        From time to time, one or more of Royce's portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund's portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Funds' taxable shareholders.

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        During each of the three years ended December 31, 2009, 2010 and 2011, the Funds paid brokerage commissions as follows:

Fund	2009	2010	2011

Royce Small-Cap Portfolio	$842,037	$ 782,423	$1,068,148
Royce Micro-Cap Portfolio	993,165	1,313,114	1,574,109

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        For the year ended December 31, 2011, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid For Such Transactions
Royce Small-Cap Portfolio	$524,247,372	$1,055,672
Royce Micro-Cap Portfolio	374,559,431	1,519,192

         As of December 31, 2011, the Funds did not hold the securities of any of their regular broker-dealers.

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CODE OF ETHICS AND RELATED MATTERS

        Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including, among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

        Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Portfolio Transactions".

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        As of March 31, 2012, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $150 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $13 million.

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PROXY VOTING POLICIES AND PROCEDURES

        Royce has adopted written proxy voting policies and procedures (the "Proxy Voting Procedures") for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board of Trustees of the Funds has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

        Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer's board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote.

        There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to (a) when certain securities are out on loan at the time of a record date, (b) when administrative or operational constraints impede the ability to cast a timely vote, such as late receipt of proxy voting information, and/or (c) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

        In furtherance of Royce's goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

        Information regarding how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the SEC's Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

        The Board of Trustees of the Funds has adopted the following policy and procedures with respect to the disclosure of portfolio holdings:

        It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by the Funds' Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

        No earlier than 15 days after the end of each calendar quarter, the Funds' most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds' website. Such disclosure will remain accessible on the Funds' website until the posting of the next quarter-end portfolio holdings schedules. The Funds also distribute complete portfolio holdings information to their shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Funds' website www.roycefunds.com. Finally, complete portfolio holdings information is filed with the Securities and Exchange Commission on Form N-Q as of the close of the Funds' first and third quarters of the fiscal years. The Funds' Form N-Q filings are available on the website of the Securities and Exchange Commission at http://www.sec.gov.

        All other portfolio holdings information must first be posted on the Funds' website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds' website.

Non-Public Dissemination of Portfolio Holdings Information

        From time to time, portfolio holdings information that is not publicly available may be required by the Fund's service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if 1) more current information is necessary in order for the third party to complete its task and 2) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce's Chief Operating Officer, Royce's General Counsel or the Fund's Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

        At the present time, the Funds have ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information:

State Street Bank and Trust Company - Information is provided daily with no time lag.
PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.
Sidley Austin LLP - Information is provided with Board materials with a time lag of less than 1 week to ten weeks, and may be provided at other times as needed.
Glass Lewis & Co. - Information is provided daily with no time lag.
Broadridge Financial Solutions, Inc. - Information is provided daily with no time lag.
Allied Printing Services, Inc. - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Liebowitz Communications - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Automated Securities Clearance, LLC - Information is provided daily with no time lag.

Certain administrative employees of Legg Mason, Inc., Royce's parent company, regularly have access to the Funds' portfolio holdings. All portfolio holdings information given to these employees is subject to the Legg Mason, Inc. Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

        Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into a formal confidentiality agreements with the broker-dealers. Also, the Funds' Board of Trustees, officers and certain Fund and Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds' portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

        Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if it could in Royce's judgment be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

        General information about a Fund's portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to this Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

         Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the Federal securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940).

        Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-Q and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, The Royce Funds' Chief Compliance Officer will report to the Fund's Board of Trustees on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

        The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds' portfolio securities holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

        The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectus.

        As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time) on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

        Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

        As described in the Prospectus, under the Trust's frequent trading policy, the Funds may, in certain circumstances, reject an investor's purchase or exchange of Fund shares. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor's relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

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        Shares of the Funds are offered solely to separate accounts of insurance companies that fund variable annuity contracts or life insurance policies described in Section 817(d) of the Internal Revenue Code of 1986 (the “Variable Contracts”). See the disclosure documents for the Variable Contracts for a discussion of the taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof.

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        Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

        By so qualifying, a Fund will not be subject to Federal income tax to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

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        The Funds will not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year so long as their only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.

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        Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement.

        Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders.

        If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

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        In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. The resulting non-cash “phantom” gain or loss generally would be reported as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

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        Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement when the Fund recognizes non-cash “phantom” income (including situations where the Fund has made a QEF election) and to avoid income taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

        As of December 31, 2011, the Funds had no unutilized capital loss carryforwards.

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        Each Fund intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain diversification requirements on segregated asset accounts investing in the Funds. These requirements, which are in addition to the diversification requirements applicable to the Funds under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Funds may invest. Failure to meet the requirements of Section 817(h) could result in current taxation of a holder of a Variable Contract on the income of the Variable Contract.

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        The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities, and this discussion must be read in conjunction with the discussion in the prospectuses and/or statements of additional information for the applicable Variable Contracts. It is not intended as a substitute for careful tax planning, and does not discuss the taxation of insurance companies or the taxation of holders of Variable Contracts. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

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DESCRIPTION OF THE TRUST

Trust Organization

        The Trust was established as a Delaware business trust, effective January 11, 1996. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York, New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

        The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (The Trust presently has two series, each of which has two classes of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shares vote by individual series, except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights. Service Class shares have exclusive voting rights with respect to the Rule 12b-1 Plan.

        Except for Arthur S. Mehlman and Patricia W. Chadwick, each of the Trustees currently in office was elected by the Trust's shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of 66 2/3% of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of 66 2/3% of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting will be held upon the written request of the holders of at least 10% of the Trust's outstanding shares. Upon the written request by 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Trustee, the Trust is required to provide lists of its shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as provided above the Trustees may continue to hold office and appoint their successors.

        Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

        The separate accounts of Insurance Companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable separate account prospectuses.

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        The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that each Fund offers its shares to variable and variable life insurance separate accounts of insurance companies. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that may arise due to future differences in tax treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

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Shareholder Liability

        Generally, Trust shareholders will not be personally liable for the obligations of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting shareholder trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject the Trust's shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of a Fund's property of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a Fund shareholder incurring financial loss beyond its investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a shareholder is extremely remote.

EXHIBIT A

June 5, 2003, as amended

through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.

From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.

There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.

A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.

If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds' voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned

Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

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The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

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Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

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Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

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SCHEDULE FOR COMPUTATION OF

PERFORMANCE QUOTATIONS PROVIDED IN ITEM 21

This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the “Annual Total Return” and the “Average Annual Total Return” percentages set forth in this Registration Statement in response to Item 21 to the following total return formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Micro-Cap Portfolio (Annuity - Investment Class)

		(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2011:

1,000(1-0.1210)[1]=$879 ERV

		(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2011:

1,000(1+0.0127)[5]=$1,065 ERV

		(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2011:

1,000(1+0.0785)[10] =$2,129 ERV

Micro-Cap Portfolio (Annuity - Service Class)

		(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2011:

1,000(1-0.1226)[1]=$877 ERV

		(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2011:

1,000(1+0.0105)[5]=$1,054 ERV

		(c)	ERV of a $1,000 investment for the period from the Fund's inception on May 2, 2006 through December 31, 2011:

1,000(1+0.0129)5.6658=$1,076 ERV

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Small-Cap Portfolio (Annuity - Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2011:

1,000(1-0.0328)[1]=$967 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2011:

1,000(1+0.0235)[5]=$1,123 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2011:

1,000(1+0.0791)[10]=$2,141 ERV

Small-Cap Portfolio (Annuity - Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2011:

1,000(1-0.0355)[1]=$964 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2011:

1,000(1+0.0208)[5]=$1,108 ERV

(c)	ERV of a $1,000 investment for the period from the Fund's inception on May 2, 2006 through December 31, 2011:

1,000(1+0.0236)5.6658=$1,141 ERV

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PART C - OTHER INFORMATION

Item 28.        Exhibits:

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                The exhibits required by Items (a) through (o) to the extent applicable to the Registrant, have been filed with the Registrant's initial Registration Statement and Pre-Effective Amendments Nos. 1 through 23 and Post-Effective Amendment Nos. 1 through 26 (No. 333-1073) and are incorporated by reference herein.

(d)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements for Royce Capital Fund – Micro-Cap Portfolio (Service Class) dated December 31, 2011, filed herewith.
(j)	Consent of PricewaterhouseCoopers LLP, dated April 30, 2012, filed herewith.
(m)	Amended and Restated Distribution Plan of Royce Capital Fund, filed herewith.
(p)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through February 16, 2012, filed herewith.

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Item 29.        Persons Controlled by or Under Common Control With Registrant

                There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 30.        Indemnification

        (a) Article IX of the Trust Instrument of the Registrant provides as follows:

"ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or by any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 2. Indemnification.    (a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i) who shall, in respect of the matter involved, have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

        (c)        The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

        (d)        To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

        (e)        Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

        Section 3. Indemnification of Shareholders.    If any Shareholder or former Shareholder of the Trust or of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets of the Trust or belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, for itself or on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust or the Series and satisfy any judgment thereon from the assets of the Trust or the Series."

                (b)(1)        Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce & Associates provides as follows:

"8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion."

          (b)(2) Paragraph 9 of the Distribution Agreement made May 1, 2006 by and between the Registrant and Royce Fund Services, Inc. provides as follows:

"9. Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Distributor is Entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion."

(d)        The Fund, its officers and directors, R&A, the Distributor and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $20,000,000, with a deductible amount of $400,000.

Item 31.        Business and Other Connections of Investment Adviser

                Reference is made to the filings on Schedule D to the Application on Form ADV, as amended, of Royce & Associates, LLC for Registration as Investment Adviser under the Investment Advisers Act of 1940.

Item 32.        Principal Underwriters

Royce Fund Services, Inc. is the Registrant’s principal underwriter in connection with the sale of shares of the Registrant. Royce Fund Services, Inc. is also the principal underwriter in connection with the sale of shares of The Royce Fund. The following are the directors and officers of Royce Fund Services, Inc., the principal place of business of which is 745 Fifth Avenue, New York, New York 10151.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Charles M. Royce	Director, Secretary	President
John D. Diederich	President	Director of Administration, Vice President, Treasurer
Jack Fockler, Jr.	Vice President	Vice President

Item 33.        Location of Accounts and Records

                The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

Royce Capital Fund
745 Fifth Avenue
New York, New York 10151

State Street Bank and Trust Company
John Adams Building, 2 North
1776 Heritage Drive
North Quincy, MA 02171

Item 34.        Management Services

                State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, will contract with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and will assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services will be rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

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        Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended for the years ended December 31, 2009, 2010 and 2011:

2009:	$125,175
2010:	$201,866
2011:	$281,065

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Item 35.        Undertakings

                The Registrant hereby undertakes to call a special meeting of its shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Registrant for the purpose of voting upon the question of the removal of a trustee or trustees and, upon the written request of 10 or more shareholders of the Registrant who have been such for at least 6 months and who own at least 1% of the outstanding shares of the Registrant, to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders.

SIGNATURES

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        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April, 2012.

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        The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than as listed in paragraph (b)(1) of such Rule or one for which the Commission has approved a filing under paragraph (b)(1)(vii) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant’s Registration Statement; (ii) the effective date of the Registrant’s most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.

ROYCE CAPITAL FUND
By:	/s/ Charles M. Royce
Charles M. Royce, President

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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SIGNATURE	TITLE	DATE

/s/ Charles M. Royce	President and Trustee	4/20/2012
Charles M. Royce

/s/ John D. Diederich	Vice President and Treasurer	4/20/2012
John D. Diederich

/s/ Mark R. Fetting	Trustee	4/20/2012
Mark R. Fetting

/s/ Patricia W. Chadwick	Trustee	4/20/2012
Patricia W. Chadwick

/s/ Richard M. Galkin	Trustee	4/20/2012
Richard M. Galkin

/s/ Stephen L. Isaacs	Trustee	4/20/2012
Stephen L. Isaacs

/s/ Arthur S. Mehlman	Trustee	4/20/2012
Arthur S. Mehlman

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/s/ David L. Meister	Trustee	4/20/2012
David L. Meister

/s/ G. Peter O'Brien	Trustee	4/20/2012
G. Peter O'Brien

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NOTICE

        A copy of the Trust Instrument of Royce Capital Fund is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.